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                                                                    Exhibit 99.1


                                      PROXY
                         WALLACE COMPUTER SERVICES, INC.

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS M. DAVID JONES, JAMES D. BENAK AND VICKI L. AVRIL AND EACH OF THEM, TRUE AND LAWFUL AGENTS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ALL SHARES OF STOCK THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS OF WALLACE COMPUTER SERVICES, INC. (THE "COMPANY") TO BE HELD ON MAY 15, 2003, AND AT ANY AND ALL ADJOURNMENTS AND POSTPONEMENTS THEREOF, ON ALL MATTERS BEFORE SUCH MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 16, 2003 (AND AS AMENDED AND RESTATED AS OF APRIL 14, 2003), AMONG MOORE CORPORATION LIMITED, MOORE HOLDINGS U.S.A. INC., A WHOLLY OWNED SUBSIDIARY OF MOORE, M-W ACQUISITION, INC., A WHOLLY OWNED SUBSIDIARY OF MOORE, AND WALLACE COMPUTER SERVICES, INC., WHICH MATTER IS MORE FULLY DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT. IF OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES. THE WALLACE BOARD RECOMMENDS A VOTE "FOR" ITEM 1.

PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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SEE REVERSE            CONTINUED AND TO BE SIGNED ON REVERSE         SEE REVERSE
SIDE                   SIDE                                          SIDE
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                              VOTER CONTROL NUMBER
                                _______________

                                _______________

                Your vote is important. Please vote immediately.

___________________________________         ___________________________________
         Vote-by-Internet                            Vote-by-Telephone

1. Log on to the Internet and go            1. Call toll-free
   to http://www.eproxyvote.com/wcs   OR       1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number          2. Enter your Voter Control Number
   listed above and follow the                 listed above and follow the
   easy steps outlined on the                  easy recorded instructions.
   secured website.
__________________________________          ________________________________

  If you vote over the Internet or by telephone, please do not mail your card.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[x]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 16, 2003 (AND AS AMENDED AND RESTATED AS OF APRIL 14, 2003), AMONG MOORE CORPORATION LIMITED, MOORE HOLDINGS U.S.A. INC., A WHOLLY OWNED SUBSIDIARY OF MOORE, M-W ACQUISITION, INC., A WHOLLY OWNED SUBSIDIARY OF MOORE, AND WALLACE COMPUTER SERVICES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

                                                      FOR    AGAINST   ABSTAIN
1.   Adoption of the Agreement and Plan of            [ ]      [ ]       [ ]
     Merger, dated as of January 16, 2003 (and as amended and restated as of April 14,
     2003), among Moore Corporation Limited,
     Moore Holdings U.S.A. Inc., M-W Acquisition,
     Inc. and Wallace Computer Services, Inc.




Mark here if you plan to attend the Special Meeting [ ]

Mark here for address change and note at left [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature: ____________________________ Date: __________

Signature: ____________________________ Date: __________



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